UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2010

DIGITAL ANGEL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

The Company held its annual meeting of stockholders on June 25, 2010. At the meeting, the stockholders approved all of the following proposals as stated in the Definitive Proxy Statement on Form DEF 14A filed with the SEC on April 30, 2010:

•	Election of Mr. Grillo and Mr. Block to hold office until the 2013 annual meeting of stockholders and until their successors have been duly elected and qualified;

•	Amendment of our 2003 flexible stock plan which increases the number of authorized shares of common stock issuable under the plan from 2,875,000 to 4,000,000 shares;

•	Possible issuance of 20% or more of our common stock in connection with the securities purchase agreement dated February 4, 2010; and

•	Ratify the appointment of Eisner LLP as our independent registered public accounting firm for the year ended December 31, 2010.

The proposals were effective as of June 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: June 30, 2010

By:	/s/ Jason G. Prescott
Name:	Jason G. Prescott
Title:	Treasurer